Exhibit 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and hin his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman of the Board, President
and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Timothy S. Shaughnessy
Timothy S. Shaughnessy
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Cathleen Black
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Kenneth I. Chenault
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Juergen Dormann
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Michael L. Eskew
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Shirley Ann Jackson
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Charles F. Knight
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Lucio A. Noto
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Joan E. Spero
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Sidney Taurel
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Charles M. Vest
Director

POWER OF ATTORNEY OF IBM DIRECTOR

                KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2005 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 2006.

/s/ Lorenzo H. Zambrano
Director